UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    December 20, 2004

THE J. JILL GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-22480	04-2973769
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4 Batterymarch Park, Quincy, MA	02169-7468
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:     (617) 376-4300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

On December 20, 2004, the Compensation Committee of the Board of Directors of The J. Jill Group, Inc. (the “Company”) adopted The J. Jill Group, Inc. 2005 Incentive Compensation Plan (the “2005 Incentive Plan”) and The J. Jill Group, Inc. 2005 Spring Season Supplemental Executive Bonus Plan (the “Spring 2005 Executive Bonus Plan”).

Under the 2005 Incentive Plan, certain employees of the Company, including its executive officers, are eligible to receive bonuses for the Spring 2005 season and the Fall 2005 season if the Company’s earnings per share for the applicable season before payment of any bonuses for the season under the 2005 Incentive Plan (“Preliminary Incentive Plan Earnings Per Share”) exceed its targeted earnings per share for the season.  The amount of the bonus for each participating employee for each season depends on the amount by which the Company’s Preliminary Incentive Plan Earnings Per Share for the season exceed its targeted earnings per share for the season, the bonus percentage assigned to the employee by the Board of Directors or the Compensation Committee (in the case of employees at the level of Operating Vice President and above) or the President and Chief Executive Officer (in the case of all other employees selected for participation in the 2005 Incentive Plan by the President and Chief Executive Officer) and the base salary paid to the employee for the season.   Under the 2005 Incentive Plan, the maximum bonuses payable to the Company’s executive officers range from 80% of his or her base salary for the applicable season for Executive Vice Presidents to 100% of his base salary for the applicable season for the President and Chief Executive Officer.   A copy of the 2005 Incentive Plan is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Under the Spring 2005 Executive Bonus Plan, the executive officers of the Company are eligible to receive supplemental bonuses for the Spring 2005 season if the Company’s earnings per share for the season before payment of any bonuses under the Spring 2005 Executive Bonus Plan but after payment of any bonuses for the season under the 2005 Incentive Plan (“Preliminary Executive Plan Earnings Per Share”) exceed its targeted earnings per share for the season by at least $0.05 per share.  The amount of the bonus for each executive officer depends on the amount by which the Company’s Preliminary Executive Plan Earnings Per Share for the Spring season exceed its targeted earnings per share for the season, the bonus percentage assigned to the executive officer by the Board of Directors or the Compensation Committee and the base salary paid to the executive officer for the season.  Under the Spring 2005 Executive Bonus Plan, the maximum supplemental bonuses payable to the Company’s executive officers range from 50% of his or her base salary for the Spring season for Executive Vice Presidents to 100% of his base salary for the Spring season for the President and Chief Executive Officer.  A copy of the Spring 2005 Executive Bonus Plan is attached as Exhibit 10.2 to this Current Report on Form 8-K.

Item 9.01                                             Financial Statements and Exhibits.

(c)          Exhibits

10.1                                               The J. Jill Group, Inc. 2005 Incentive Compensation Plan

10.2                                               The J. Jill Group, Inc. 2005 Spring Season Supplemental Executive Bonus Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE J. JILL GROUP, INC.

Date: December 22, 2004	By:	/s/ Olga L. Conley
Olga L. Conley
Executive Vice President /
Chief Financial Officer and Treasurer
(Principal Financial Officer)